IGAL BRIGHTMAN & CO. LETTERHEAD


                       INDEPENDENT AUDITORS' CONSENT
                       -----------------------------

We consent to the incorporation by reference in Registration Statement No. 33-51023 on Form S-3 and Registration No. 33-55137 on Form S-8 of our report dated February 15, 1995 relating to AM-HAL Ltd., appearing in this Annual Report on Form 10-K of AMPAL American Israel Corporation for the year ended December 31, 1994.




Igal Brightman & Co.
Certified Public Accountants (Isr.)
Tel-Aviv, Israel
March 29, 1995

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-51023 and No.33-55137.


New York, New York
March 29, 1995                                  Arthur Andersen LLP

                   COHEN, EYAL, YEHOSHUA & CO. LETTERHEAD


                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                 -----------------------------------------

As independent public accountants of Ampal Enterprises, we hereby consent to the incorporation of our reports included in this Form 10K, into the Company's previously filed Registration Statement File No. 33-51023, and No. 55137.




                              Cohen, Eyal, Yehoshua & Co.
March 29, 1995                Certified Public Accountants (Isr.)

                        FAHN, KANNE & CO. LETTERHEAD


            CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
            ---------------------------------------------------

As the independent public accountants of Ampal Financial Services Ltd., we hereby consent to the incorporation of our report included in FORM 10-K, into the Company's previously filed Registration Statement File No. 33-51023 and No. 33-55137.




                                   Fahn, Kanne & Co.
                              Certified Public Accountants (Isr.)




Tel-Aviv, Israel
March 29, 1995

  Shlomo Ziv & Co.
  Certified Public Accountants (Isr.)

  6 Kaufman St. P.O.B. 50322
  Tel-Aviv 61500, Gibor House
  Tel. 03-51796111  Fax. 03-5179418

  Haita 31018. 2 Hanamal St. P.O.B. 1886
  Tel. 04-575025/6 Fax. 04-679461

  Summit International Associates Inc.


                                     March 29, 1995


  Arthur Andersen & Co.
  1345 Avenue of the Americas
  New York, NY 10105
  U.S.A.

  Gentlemen,

  Re: Ampal Holdings (1991) Ltd.
  Consent of independent public accountants

  As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-51023, and No. 33-55137.

                           Sincerely,

                           Shlomo Ziv & Co.
                           certified Public Accountants (Isr.)

                        HAFT & HAFT & CO. LETTERHEAD


                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                 -----------------------------------------

As independent public accountants of Ampal (Israel) Ltd., we hereby consent to the incorporation of our report included in this Form 10K, into the Company's previously filed Registration Statement File No. 33-51023, and No. 55137.




                              H.H.S.L. Haft & Haft & Co.
March 29, 1995                Certified Public Accountants (Isr.)

                        FAHN, KANNE & CO. LETTERHEAD


            CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
            ---------------------------------------------------

As the independent public accountants of Ampal Industries (Israel) Ltd., we hereby consent to the incorporation of our report included in FORM 10-K, into the Company's previously filed Registration Statement File No. 33-51023 and No. 33-55137.




                                   Fahn, Kanne & Co.
                              Certified Public Accountants (Isr.)




Tel-Aviv, Israel
March 29, 1995

                   COHEN, EYAL, YEHOSHUA & CO. LETTERHEAD


                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                 -----------------------------------------

As independent public accountants of Ampal Properties Ltd., we hereby consent to the incorporation of our report included in this Form 10K, into the Company's previously filed Registration Statement File No. 33-51023, and No. 55137.




                              Cohen, Eyal, Yehoshua & Co.
March 29, 1995                Certified Public Accountants (Isr.)

                      RONEL STETTNER & CO. LETTERHEAD

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                 -----------------------------------------

As independent public accountants, we hereby consent to the incorporation by reference in the registration statement (File No. 33-51023 and No. 33-55137) of our report on the financial statements of Bay Heart Limited dated February 14, 1995, and of our report to the special purpose financial statements of Bay Heart Limited dated February 15, 1995 included in Ampal American Israel Corporation's FORM 10-K for the year ended December 31, 1994 and to all references to our firm included in this registration statement.

                                             Truly yours,


                                             RONEL, STETTNER & CO.
                                             Certified Public Accountants
                                             (Israel)


March 29, 1995

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants of Carmel Container Systems Ltd. we hereby consent to the incorporation of our report included in this Form 10-k, into the Company's previously filed Registration Statement File No. 33-51023, and No. 33-55137.

  KOST, LEVARY AND FORER
  Certified Pubic Accountants (Israel)

  Tel-Aviv, Israel
  March 29, 1995

  PORAT & CO.
  Certified Public Accountants (Isr.)

                                March 29, 1994


  Arthur Andersen & Co.
  1345 Avenue of the Americas
  New York, NY 10105

  Gentlemen,

  Re:  Consent of Independent Public Accountants
                   of Country Club Kfar-Saba Ltd.

  As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-51023, and No. 33-55137.

                                Porat & Co.

                                Certified Public Accountants (Isr.)


  28 Hayezira at. Ramat-Gan 52521 FAX: 03-7527673:    Tel: 03-7527657, 7527651,
  7527646:   52521

                   COHEN, EYAL, YEHOSHUA & CO. LETTERHEAD

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                 -----------------------------------------

     As independent public accountants of Davidson Atai Publishers Ltd., we hereby consent to the incorporation of our report included in this Form 10K, into the Company's previously filed Registration Statement File No. 33-51023, and No. 55137.



                                        Cohen, Eyal, Yehoshua & Co.
March 29, 1995                          Certified Public Accountants (Isr.)

                        CR. R. VILLARMARZO Y ASOC. LETTERHEAD


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                      -----------------------------------------



We consent to the incorporation by reference in Ampal-American Israel Corporations previously filed Registration Statements No. 33-51023 and No. 33-55137 of our report dated January 25, 1995 with respect to the Financial Statements of Hapoalim (Mayo) Casa Bancaria S.A. not separately presented in Ampal-American Israel Corporation Form 10-K for the year ended December 31, 1994.


Montevideo, March 29, 1995




                                          CR. R. VILLARMARZO Y ASOC.
                                          Ernst & Young International

  Certified Public Accountants (Isr.)
  Tel Aviv 51006
  33 Yavatz Street
  P.O. Box 509
  Tel: (03)517 4444
  Telecopier: (972) 3 517 4440

  Halfa 31001
  5 Palyam Street
  P.O. Box 210
  Tel: (04) 670 338
  Telecopier: (972) 4 670 319

  Jerusalem 91001
  33 Jaffa Road
  P.O. Box 212
  Tel: (02) 253-291
  Telecopier: (972) 2 253 292

  Somekh Chaikin


                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                     -----------------------------------------

  As independent public accountants of Granite Hacarmal Investments Limited, we hereby consent to the incorporation of our report dated February 21, 1995, included in Form 10-K of Ampal American Israel Corporation, previously filed in Registration Statement File No. 33-51023, and No. 33-55137.


  Certified Public Accountants (ISRAEL)

  Halfa, March 29, 1995


  A Member of the Price Waterhouse Worldwide Organization

                      MORRIS BRANKIN & CO. LETTERHEAD


                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                 -----------------------------------------

As independent public accountants of Bank Hapoalim (Cayman) Ltd., we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-51023, and No. 33-55137.


                                             Morris Brankin & Co.
                                             --------------------


March 29, 1995

  Chaikin, Cohen, Rubin

  40 Yitshak Sadeh st., Tel-Aviv 67212
  Tel: 03-5373980 Fax: 972-3-537387

  Certified Public Accountants (Isr.)

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                     -----------------------------------------

  As independent public accountants of Imagenet LTD, we hereby consent to the incorporation of our report included in this form 10-K, into the Company's previously filed Registration Statement File No. 33-51023, and No. 33-55137.

                           Chaikin, Cohen, Rubin
                           Certified Public Accountants (Isr.)


  Tel Aviv, Israel, March 29, 1995

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                     -----------------------------------------

  As independent public accountants of MIVNAT HOLDING LIMITED, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-51023, and No. 33-55137.

                           KOST, LEVARY and FORER
                           Certified Public Accountants (Israel)

  Tel-Aviv, Israel
  March 29, 1995

  HAGGAI WALLENSTEIN & Co. C.P.A. (Isr.)

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                     -----------------------------------------


  As independent public accountants of Moriah Hotels Ltd., we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-51023, and No. 33-55137.

                           HAGGAI WALLENSTEIN & CO.

                           Certified Public Accountants (Isr.)

  Tel-Aviv, Israel
  March 29, 1995

  8 Eliash St.
  Jerusalem 94586
  Tel. 02-244787. 243518
  Fax. 02-241368

  IZCHACK SHTALBERG C.P.A. (Isr.)

  8
  94586
  02-244787 243518
  02-241368

  20 Heh Eyar St.
  Tel Aviv 62998
  Tel. 03-6966181-2-3
  Fax. 03-6957454

  HAGGAI WALLENSTEIN  C.P.A. (Isr.)
  DANNI LEVIN         C.P.A. (Isr.)
  ELANA DREIHER       C.P.A. (Isr.)
  OFFER ORLICKY       C.P.A. (Isr.)
  IDDO WALLENSTEIN    C.P.A. (Isr.)
  MOSHE ATTIAS        C.P.A. (Isr.)

  20
  62998
  03-6966181-2-3
  03-6957454

                      KESSLEMAN & KESSLEMAN LETTERHEAD
                            COOPERS & LYBRAND

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                 -----------------------------------------

As independent public accountants, we hereby consent to the incorporation of our report, dated March 15, 1995, on the consolidated financial statements of Ophir Holding Ltd., for the year ended December 31, 1994, included in Ampal-American Israel Corporation's Form 10-K, into the Ampal-American Israel Corporation's previously filed Registration Statement File No. 33-51023, and No. 33-55137.


                                                  Signature
                                                  ---------

Tel-Aviv, Israel
March 29, 1995

  BRAUDE & CO.
  CERTIFIED PUBLIC ACCOUNTANTS (ISRAEL)
  INCORPORATING GOREN, BEN YAKAKOV & CO.

  J:\LETER-95\MER\ARTHUR

  REF  Ref:  4021

  29 March 1995

  Arthur Andersen
  Certified Public Accountants
  1345 Avenue of the Americas
  New York, NY 10105
  U.S.A.

  Dear Sirs,

  Re:  Consent of Independent Public Accountants
       -----------------------------------------

  As independent public accountants, we hereby consent to the incorporation of our report on the financial statements of Orlite Engineering Company Ltd. for the year ended December 31, 1994, dated February 16, 1995, included in this Form 10-K. Into the Ampal American-Israel Corporation's previously filed Registration Statement File No. 33-51023, and No. 33-55137.

  Best Regards,

  JERUSALEM 91002, 33 JAFFA ROAD, P.O.B. 347, TEL. (02) 252421
  TEL AVIV 68125, 29 HAMERED ST. P.O.B. 60180, TEL. (03) 5140808
  HAIFA 31338, 65 ATZMAUT ORAD, P.O.B. 33958, TEL. (04) 554224
  FAX: HAIFA 04~523052   JERUSALEM 02~246890  , TEL AVIV 03-5101918

  [Logo]
  Shlomo Ziv & Co.
  Certified Public Accountants (Isr.)

  6 Kaufman St. P.O.B. 50322
  Tel-Aviv 61300, Gibor House
  Tel. 03-5179611
  Fax. 03-5179418

  Haifa 31018, 2 Hanamal St. P.O.B. 1336
  Tel. 04-675025/6
  Fax. 04-679461

                                                    March 29, 1995


  Arthur Anderson & Co.
  1345 Avenue of the Americas
  New York, N.Y. 10105
  U.S.A.

  Gentlemen,

  Re:  Paradise Mattresses (1992) Ltd.
       Consent of independent public accountants
       -----------------------------------------

  As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-51023, and No. 33-55137.

  Sincerely,

  Shlomo Ziv & Co.
  certified Public Accountants (Isr.)

                  REUVENI, HARTUV, TEPPER & CO. LETTERHEAD

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                 -----------------------------------------

As independent public accountants, we hereby consent to the incorporation by reference in the Registration Statement of our report on the financial statements of Pri Haemek (Canned and Frozen Food) 88 Ltd. dated March 14, 1995 included in Ampal American Israel Corporation's FORM 10-K for the year ended December 31, 1994 into Ampal American Israel Corporation's previously filed Registration Statement File No. 33-51023 and No. 33-55237 and to all references to our firm included in such registration statement .




March 29, 1995


                                        Reuveni, Hartuv Tepper & Co.
                                        ----------------------------
                                        Certified Public Accountants (Isr.)

  [Logo]
  DOV KAHANA & CO.
  Certified Public Accountants (Isr.)

  54 Bezalel St. Ramat-Gan
  P.O. Box 3532, Ramat-Gan 52134
  Tel. 5759581
  Fax. 5759584

  Dov Kahana, C.P.A. (Isr.)
  Joseph Benaltabet, C.P.A. (Isr.)
  Michael Levy, C.P.A. (Isr.)

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                     -----------------------------------------

  As independent public accountants, we hereby consent to the incorporation of our report on the financial statements of Red Sea Marineland Holding (1973) Ltd. dated March 13, 1995 included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-51023, and No. 33-55137.


  Dov Kahana & Co.
  Certified Public Accountants (Isr.)

  Ramat-Gan, March 29, 1995

  21146

  [Logo]
  DOV KAHANA & CO.
  Certified Public Accountants (Isr.)

  54 Bezalel St. Ramat-Gan
  P.O. Box 3532, Ramat-Gan 52134
  Tel. 5759581
  Fax. 5759584

  Dov Kahana, C.P.A. (Isr.)
  Joseph Benaltabet, C.P.A. (Isr.)
  Michael Levy, C.P.A. (Isr.)

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                     -----------------------------------------

  As independent public accountants, we hereby consent to the incorporation of our report on the financial statements of Red Sea Under Water Observatory Ltd. dated March 13, 1995 included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-51023, and No. 33-55137.


  Dov Kahana & Co.
  Certified Public Accountants (Isr.)

  Ramat-Gan, March 29, 1995

  21146

                  REUVENI, HARTUV, TEPPER & CO. LETTERHEAD

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                 -----------------------------------------

As independent public accountants, we hereby consent to the incorporation by reference in the Registration Statement of our report on the financial statements of the Snow and Cool Palace (Limited Partnership) dated March 1, 1995 included in Ampal American Israel Corporation's FORM 10-K for the year ended December 31, 1994 into Ampal American Israel Corporation's previously filed Registration Statement Files No. 33-51023 and No. 33-55237 and to all references to our firm included in such registration statement .




March 29, 1995


                                        Reuveni, Hartuv Tepper & Co.
                                        ----------------------------
                                        Certified Public Accountants (Isr.)

  [Logo]
  Almagor & Co.-CPA (ISR)
  Abba Hillel Rd.
  P.O. Box 3600, Zip 52134
  Ramat-Gan, Israel
  Tel. 972-3-5760606
  Fax. 972-3-5754671


                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                     -----------------------------------------

  As independent public accountants, we hereby consent to the incorporation of our report on the consolidated financial statements of Teledata Communication Ltd. dated February 20, 1995 included in this Form 10-K, into the previously filed Registration Statement File No. 33-51023, and No. 33-55137 of Ampal American Israel Corporation.


  Almagor & Co.
  Certified Public Accountants
  March 29, 1995

  [Logo]
  Igal Brightman & Co.

  3 Daniel Frisch Street
  Tel Aviv 64731, Israel
  P.O.B. 16593, Tel Aviv 61184

  Tel. 972(3) 892-4111
  Fax. 972(3) 856-0130


                           INDEPENDENT AUDITORS' CONSENT
                           -----------------------------


  We consent to the incorporation by reference in Registration Statement No. 33-51023 on Form S-3 and Registration No. 33-55137 on Form S-8 of our report dated March 20, 1995 relating to Trinet Investments in High-Tech Ltd., appearing in this Annual Report on Form 10-K of AMPAL American Israel Corporation for the year ended December 31, 1994.

  Igal Brightman & Co.
  Certified Public Accountants (Isr.)
  Tel-Aviv, Israel
  March 29, 1995


  Deloitte Touche
  Tohmatsu
  International

  I. Brightman, M. Bar-Levav, C. Schwartzbard, D. Valiano, A. Inbar, B(D) Ratowitz, Z. Feldman, S. Gotnall, R. Benvenisu, E. Hendler

  Office in Jerusalem: New Clal Center, 42 Agrippas Street
  Jerusalem 94301, Israel Tel. 972(2) 235157 Fax. 972(2) 233628

  [Logo]
  Igal Brightman & Co.

  3 Daniel Frisch Street
  Tel Aviv 64731, Israel
  P.O.B. 16593, Tel Aviv 61184

  Tel. 972(3) 892-4111
  Fax. 972(3) 856-0130


                           INDEPENDENT AUDITORS' CONSENT
                           -----------------------------


  We consent to the incorporation by reference in Registration Statement No. 33-51023 on Form S-3 and Registration No. 33-55137 on Form S-8 of our report dated March 20, 1995 relating to Trinet Venture Capital Ltd., appearing in this Annual Report on Form 10-K of AMPAL American Israel Corporation for the year ended December 31, 1994.

  Igal Brightman & Co.
  Certified Public Accountants (Isr.)
  Tel-Aviv, Israel
  March 29, 1995


  Deloitte Touche
  Tohmatsu
  International

  I. Brightman, M. Bar-Levav, C. Schwartzbard, D. Valiano, A. Inbar, B(D) Ratowitz, Z. Feldman, S. Gotnall, R. Benvenisu, E. Hendler

  Office in Jerusalem: New Clal Center, 42 Agrippas Street
  Jerusalem 94301, Israel Tel. 972(2) 235157 Fax. 972(2) 233628